Exhibit 99.1

LIFETIME BRANDS, INC.

AUDIT COMMITTEE CHARTER

ORGANIZATION

The Board of Directors (the “Board”) of Lifetime Brands, Inc. (the “Company”) shall appoint an Audit Committee (the “Committee”) of at least three members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson or delegate the authority to designate a chairperson to the Committee. For purposes hereof, members shall be considered independent as long as they satisfy all of the independence requirements for Board Members as set forth in the NASDAQ listing standards and Rule 10A-3 of the Exchange Act.

Each member of the Committee shall be “financially literate” (as defined in the NASDAQ listing standards), or become “financially literate” within a reasonable period of time, and at least one member shall be an “audit committee financial expert” (as defined by SEC rules).

Members shall not serve on more than three public company audit committees (including the Committee) simultaneously unless the Board of Directors determines that such simultaneous service would not impair the member’s ability to serve effectively on the Committee.

The Committee shall meet separately and periodically with management, the personnel responsible for the internal audit function and the independent auditor. The Committee shall report regularly to the Board of Directors about its activities.

PURPOSE

The Committee will have the following purposes:

1.	to assist the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to: (1) the integrity of the Company’s financial statements, (2) the effectiveness of the Company’s internal control over financial reporting, (3) the Company’s compliance with legal and regulatory requirements, (4) the independent auditor’s qualifications and independence, and (5) the performance of the Company’s internal audit function and independent auditor; and

2.	to prepare the audit committee report that SEC proxy rules require to be included in the Company’s annual proxy statement.

In fulfilling its purposes, the Committee is responsible for maintaining free and open communication between itself, independent auditor, the internal auditors and management of the Company, and for determining that all parties are aware of their responsibilities.

DUTIES AND RESPONSIBILITIES

The Committee has the responsibilities and powers set forth in this Charter. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; for the appropriateness of the accounting principles and reporting policies that are used by the Company; and for establishing and maintaining internal control over financial reporting. The independent auditor is responsible for auditing the Company’s financial statements and the effectiveness of internal control over financial reporting, and for reviewing the Company’s unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee will take appropriate actions to monitor the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal duties and responsibilities of the Committee. These matters are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

A.	FINANCIAL RISK ASSESSMENT AND CONTROLS

The Committee shall:

1.	discuss the Company’s policies on risk assessment and risk management, including the risk of fraud. The Committee also shall discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

2.	review with senior management the Company’s overall antifraud programs and controls; and

3.	discuss with the internal auditors and the independent auditor the overall scope and plans for their respective audits, including the adequacy of staffing and budget or compensation.

B.	FINANCIAL REPORTING AND DISCLOSURE MATTERS

The Committee shall:

1.

prior to the filing of the Company’s Quarterly Report on Form 10-Q, meet with management and the independent auditor to review, discuss and approve the quarterly financial statements of the Company, including Management’s Discussion and Analysis of Financial Condition and Results of Operations. Also, in connection therewith, the Committee shall discuss with management and the independent auditor the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditor under the standards of the Public Company Accounting Oversight Board (PCAOB) (United States);

2.	prior to the filing of the Company’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), meet with management and the independent auditor to review, discuss, approve and recommend to the Board the annual audited financial statements of the Company, including Management’s Discussion and Analysis of Financial Condition and Results of Operations. Also, the Committee shall discuss with management and the independent auditor the results of the annual audit and any matters required to be communicated to the Committee by the independent auditor under professional standards.

The Committee’s review of the financial statements shall include: (1) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy and effectiveness of the Company’s internal control over financial reporting and any specific remedial actions adopted in light of significant deficiencies or material weaknesses; (2) discussions with management and the independent auditor regarding significant financial reporting issues and judgments made about the preparation of the financial statements and the reasonableness of those judgments, including analyses of the effects of alternative GAAP methods on the financial statements; (3) consideration of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements; (4) consideration of the judgment of both management and the independent auditor about the quality, not just the acceptability, of accounting principles; and (5) the completeness and clarity of the disclosures in the financial statements.

3.	prior to the filing of the Company’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), meet with management and the independent auditor to review, discuss, approve and recommend to the Board the annual report of the Company on Form 10-K including all critical accounting policies and practices of the Company; all material alternative treatments of financial information within US GAAP that have been discussed with management, including the ramifications of using such alternative treatments and disclosures, and the treatment preferred by the independent auditor; and other material written communications between the independent auditor and management;

4.	review and approve all related-party transactions required to be disclosed according to SEC Regulation S-K, Item 404, and discuss with management the business rationale for the transactions and whether appropriate disclosures have been made;

5.	review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

6.	discuss, with management and the internal auditors, management’s process for assessing the effectiveness of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act, including any material weaknesses or significant deficiencies identified;

7.	review management’s report on its assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year and the independent auditor’s report on the effectiveness of internal control over financial reporting;

8.	discuss with the independent auditor the characterization of deficiencies in internal control over financial reporting. The Committee shall also discuss, with management, management’s remediation plan to address internal control deficiencies. The Committee shall determine that the disclosures describing any identified material weaknesses and management’s remediation plans are clear and complete;

9.	discuss with management its process for performing its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act, including the evaluation of the effectiveness of disclosure controls by the Chief Executive Officer and Chief Financial Officer; and

10.	discuss with management, the internal auditors and the independent auditor (1) any changes in internal control over financial reporting that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting that are required to be disclosed and (2) any other changes in internal control over financial reporting that were considered for disclosure in the Company’s periodic filings with the SEC.

C.	INDEPENDENT AUDITOR OVERSIGHT AND RESPONSIBILITIES

The Committee shall:

1.	be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor in preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor must report directly to the Committee;

2.	At least annually, obtain and review a report by the independent auditor describing: (a) the firm’s internal quality control procedures; (b) any material issues raised by the most recent internal quality control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (c) all relationships between the independent auditor and the company to assess the auditors’ independence;

After reviewing the foregoing report and the independent auditor’s work throughout the year, the Committee shall evaluate the auditors’ qualifications, performance and independence. This evaluation should include the review and evaluation of the lead audit partner and take into account the opinions of management and the Company’s personnel responsible for the internal audit function;

3.	determine that the independent auditor has a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under the SEC independence rules;

4.	preapprove all audit and non-audit services provided by the independent auditor, including specific preapproval of internal control-related services based on PCAOB Rule 3525, and shall receive certain disclosure, documentation and discussion of non-prohibited tax services by the independent auditor based on PCAOB Rule 3524. The Committee shall not engage the independent auditor to perform non-audit services proscribed by law or regulation. The Committee may delegate preapproval authority to a member of the Audit Committee. The decisions of any Committee member to whom preapproval authority is delegated must be presented to the full Committee at its next scheduled meeting;

5.	regularly review with the independent auditor any audit problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or access to requested information, and management’s response. The Committee should review differences that were noted or proposed by the auditors but were passed (as immaterial or otherwise) and any management or internal control letter issued, or proposed to be issued, by the audit firm to the Company that is in addition to its audit report on the effectiveness of internal control over financial reporting; and

6.	set clear hiring policies for employees or former employees of the independent auditor that meet SEC regulations and applicable stock exchange listing standards.

D.	INTERNAL AUDIT OVERSIGHT AND RESPONSIBILITIES

The Committee shall:

1.	review and approve the Internal Audit Department’s annual audit plan and all major changes to the plan;

2.	review and discuss with the internal auditors the scope, progress and results of executing the internal audit plan;

3.	receive reports on the status of significant findings and recommendations, and management’s responses;

4.	review the Charter, reporting relationship, activities, staffing, organizational structure and credentials of the Internal Audit Department;

5.	review and concur on the appointment, replacement, reassignment or dismissal of the Internal Audit Director, who shall have direct access to the Committee; and

6.	review the annual performance of the internal audit function.

E.	COMPLIANCE OVERSIGHT AND RESPONSIBILITIES

The Committee shall:

1.	review the Company’s compliance and ethics programs, including legal and regulatory requirements, and review with management its periodic evaluation of the effectiveness of such programs. The Committee shall review and monitor compliance with (a) the Company’s code of conduct and programs that management has established to monitor compliance with such code, (b) the rules and regulations of the US Securities and Exchange Commission and the programs that management has established to monitor compliance with such rules and regulations including the Company’s insider trading policy and (c) the rules and regulations of the US Commodity Futures Trading Commission and the programs that management has established to monitor compliance with such rules and regulations including such rules and regulations that relate to the use of derivatives.

The Committee shall receive any corporate attorneys’ reports of evidence of a material violation of securities and/or commodities laws and/or breaches of fiduciary duty by the Company or any of its employees.

2.	establish procedures for the receipt, retention and treatment of complaints received by the Company about accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

3.	determine the appropriate funding needed by the Committee for payment of compensation to the independent auditor engaged for preparing or issuing audit reports, or performing other audit, review or attest services for the Company;

4.	have the authority to retain outside counsel, accountants, experts and other advisors that it deems appropriate to assist the Committee in performing its functions. The Committee shall be provided with appropriate funding, as determined by the Committee, for payment of compensation to such outside counsel, accountants, experts and other advisors;

5.	perform an evaluation of its performance bi-annually to determine whether it is functioning effectively. The Committee also shall discuss with the independent auditor the accountants’ observations related to the effectiveness of the Committee; and

6.	review and reassess this Charter at least annually and obtain the approval of the Board of Directors.

F.	INVESTIGATIVE AUTHORITY

The Committee shall be empowered to investigate any matter brought to its attention or within the scope of its duties and responsibilities. The Committee shall have full access to all of the Company books, records and personnel and shall have the authority to retain such counsel, accounting and other professionals, experts and other advisors as the Committee determines are appropriate to assist the Committee in the performance of any of its functions and, in connection therewith, shall have the authority to determine the fees to be paid and the other terms of engagement of any such advisor.